UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21727
                                                    -----------

                        First Trust Mortgage Income Fund
       ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
       ------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
       ------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                            ------------

                      Date of fiscal year end: October 31
                                               ----------

                   Date of reporting period: October 31, 2012
                                             ----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST                                                           BROOKFIELD

                                  FIRST TRUST
                              MORTGAGE INCOME FUND

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2012

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2012

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 12
Statement of Operations...................................................... 13
Statements of Changes in Net Assets.......................................... 14
Statement of Cash Flows...................................................... 15
Financial Highlights......................................................... 16
Notes to Financial Statements................................................ 17
Report of Independent Registered Public Accounting Firm...................... 24
Additional Information....................................................... 25
Board of Trustees and Officers............................................... 29
Privacy Policy............................................................... 31

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Mortgage Income Fund (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the New Year and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Mortgage Income Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST MORTGAGE INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2012 (UNAUDITED)


------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                   FMY
Common Share Price                                               $19.00
Common Share Net Asset Value ("NAV")                             $17.91
Premium (Discount) to NAV                                          6.09%
Net Assets Applicable to Common Shares                      $75,438,617
Current Monthly Distribution per Common Share (1)                $0.160
Current Annualized Distribution per CommonShare                  $1.920
Current Distribution Rate on Closing Common Share Price (2)       10.11%
Current Distribution Rate on NAV (2)                              10.72%
------------------------------------------------------------------------

------------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------------------
               Common Share Price          NAV
10/31/2011     18.94                       18.43
               18.87                       18.37
               19.09                       18.33
               18.71                       18.01
11/25/2011     18.36                       17.87
               18.54                       17.86
               18.71                       17.95
               18.98                       17.80
               18.88                       17.90
12/30/2011     19.07                       17.53
               19.12                       17.56
               19.42                       17.65
               19.28                       17.77
1/27/2012      19.80                       17.84
               19.78                       17.72
               19.07                       17.70
               19.38                       17.74
2/24/2012      19.53                       17.81
               19.72                       17.72
               19.47                       17.73
               19.53                       17.80
               19.30                       17.90
3/30/2012      19.62                       17.95
               19.68                       17.82
               19.67                       17.72
               19.74                       17.73
4/27/2012      19.77                       17.73
               19.74                       17.62
               19.76                       17.59
               18.90                       17.43
5/25/2012      19.58                       17.50
               19.50                       17.22
               19.59                       17.37
               19.65                       17.28
               19.70                       17.39
6/29/2012      19.81                       17.40
               19.60                       17.24
               19.42                       17.31
               19.55                       17.45
7/27/2012      19.76                       17.59
               19.85                       17.53
               19.95                       17.69
               19.80                       17.97
               19.92                       18.00
8/31/2012      20.02                       17.92
               20.07                       17.92
               20.20                       18.11
               20.23                       18.03
9/28/2012      20.52                       17.99
               20.49                       17.93
               20.15                       17.92
               20.17                       17.91
               18.70                       17.90
10/31/2012     19.00                       17.91


------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------
                                                            Average Annual Total Return
                                                    --------------------------------------
                                    1 Year Ended    5 Years Ended    Inception (5/25/2005)
                                     10/31/2012      10/31/2012          to 10/31/2012
FUND PERFORMANCE (3)
NAV                                     8.30%           8.58%               7.43%
Market Value                           11.86%          12.85%               7.61%

INDEX PERFORMANCE
Barclays Capital U.S. MBS: Agency
   Fixed Rate MBS Index                 3.56%           6.17%               5.62%
------------------------------------------------------------------------------------------

------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
Weighted Average Duration                            1.05
Weighted Average Life (Years)                        5.42
------------------------------------------------------------


------------------------------------------------------------
                                                  % OF TOTAL
ASSET CLASSIFICATION                             INVESTMENTS
------------------------------------------------------------
Mortgage-Backed Securities                           64.3%
U.S. Government Agency Mortgage-Backed Securities    35.3
Asset-Backed Securities                               0.4
------------------------------------------------------------
                                      Total         100.0%
                                                    ======

------------------------------------------------------------
                                                  % OF TOTAL
 SECURITY TYPE                                   INVESTMENTS
------------------------------------------------------------
Fixed Rate Securities                                55.3%
Adjustable Rate Securities                           33.3
Interest Only Securities                             11.4
------------------------------------------------------------
                                      Total         100.0%
                                                    ======

------------------------------------------------------------
                                                  % OF TOTAL
                                                FIXED-INCOME
CREDIT QUALITY (4)                               INVESTMENTS
------------------------------------------------------------
AAA                                                  58.7%
AA+                                                   4.0
AA                                                    5.6
AA-                                                   1.3
A+                                                    6.5
A                                                     1.0
BBB-                                                  1.3
BB+                                                   1.1
BB                                                    0.1
B+                                                    0.8
B-                                                    2.2
CCC+                                                  3.9
CCC                                                   9.7
CCC-                                                  0.8
CC                                                    0.6
D                                                     2.4
------------------------------------------------------------
                                        Total       100.0%
                                                    ======

(1) Most recent distribution paid or declared through 10/31/2012. Subject to change in the future. The distribution was decreased subsequent to 10/31/12. See Note 8 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2012. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2012


                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $168 billion in assets under management as of September 30, 2012. The firm has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. They offer a range of public and private investment products and services. On behalf of their clients, Brookfield is also an active investor in the public securities markets.

Through their registered investment advisor, Brookfield Investment Management, their public market activities complement the firm's core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield maintains offices and investment teams in Toronto, Chicago, Boston and London.

                           PORTFOLIO MANAGEMENT TEAM

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments Team. Mr. Breaks is one of four team leaders in mortgage-backed securities ("MBS") and asset-backed securities ("ABS") and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed securitized product vehicles, such as structured investment vehicles ("SIV"), asset-backed commercial paper ("ABCP") and collateralized debt obligations ("CDOs") for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

CHRIS WU
DIRECTOR

Mr. Wu is a Portfolio Manager on the Securitized Products Investment Team focusing on agency MBS. He is responsible for the firm's agency MBS exposures. He develops quantitative tools to formulate research and develop trading strategies for agency MBS exposures. Mr. Wu holds an MBA from New York University as well as a Master of Science degree in Computer Science from University of Saskatchewan. He also earned a Bachelor of Economics from Huazhong University of Science and Technology in China.

                                   COMMENTARY

FIRST TRUST MORTGAGE INCOME FUND

The First Trust Mortgage Income Fund's (the "Fund") primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in MBS representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund's Sub-Advisor, offer an attractive combination of credit quality, yield and maturity. These securities may be issued by government agencies or by private originators or issuers, generally in the form of pass-through certificates, collateralized mortgage obligations, residential mortgage-backed securities ("RMBS") or commercial mortgage-backed securities ("CMBS"). The Fund may leverage to an aggregate amount of up to 33.33% of the Fund's Managed Assets. The Fund uses leverage primarily through the use of repurchase agreements.

MARKET RECAP AND OUTLOOK

Securitized products had a tough start in November 2011. Three issues weighed on investor sentiment: weakening U.S. economic data, anticipation of higher capital requirements along with tighter regulation for financial institutions, and the threat of a European financial crisis. The market was worried about forced selling of securitized products and weakening performance for securitized assets such as home loans and commercial real-estate loans. From the market's previous high in March 2011, the subprime securities index (Markit ABX.HE Index) fell an average of 12%, the prime jumbo mortgage securities index (Markit PrimeX Index) fell an average of 1% and the commercial mortgage securities index (Markit CMBX Index) fell an average of 6%. The Markit ABX.HE Index is a synthetic tradeable index referencing a basket of 20 subprime

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

mortgage-backed securities. The Markit PrimeX Index is a synthetic credit default swap index referencing a basket of prime mortgage-backed securities. The Markit CMBX Index is a synthetic tradeable index referencing a basket of 25 commercial mortgage-backed securities.

At the start of 2012, U.S. economic activity increased and fears over the crisis in Europe were allayed by policy action. On the U.S. economic front, we saw the typical "Spring Thaw" occur early due to unusually warm weather and investors seized on the improving economic data to credit and risk-oriented assets. Trading activity was brisk for the period as large amounts of supply met strong demand from insurance companies and money managers. A notable seller during this period was the Federal Reserve, which began selling assets from its bailout of AIG and Bear Stearns. Although issuance of RMBS continued to be light, there were three new issue deals announced in the first quarter of 2012 and $4 billion of CMBS.

Also notable were those not selling bonds during the period. European banks did not need to sell their structured finance bonds due to policy actions by the European Central Bank ("ECB") to provide financing for these assets. The financing helped keep (euro)200 billion in assets that otherwise would have risked a fire sale-type liquidation. Taken together with the ECB's commitment to cure sovereign ills with its "Open Market Transactions" policy, a European meltdown was forestalled, if not averted.

The Federal Reserve was also engaged in market operations during the period. The Federal Reserve committed to a $40 billion purchase of agency MBS per month in a new quantitative easing ("QE") program with no set termination date. The pay-down from previous holdings (approximately $1 trillion in the Federal Reserve's balance sheet) will also be reinvested into agency MBS. With these two sources combined, the Federal Reserve is purchasing approximately $65 to $70 billion of mortgages a month. As the gross issuance of agency MBS is only approximately $120 billion a month, the Federal Reserve will be buying more than 50% of the gross issuance over the foreseeable future.

This QE policy will meaningfully affect the supply and demand balance and lower mortgage rates. It is likely that the purchase will last through the 2013 calendar year and the Federal Reserve is expected to add $500 billion in agency MBS to its balance sheet. This action has lifted traditional agency MBS prices, while also lifting prepayment speed expectations and lowering yields. These policies lowered mortgage rates from 4.07% in October 2011 to 3.38% in October 2012. Lower interest rates and the active agency MBS purchase program helped support home prices by making home purchase more affordable and encourages refinancing of existing borrowers in a lower rate mortgage.

Lower interest rates and a stronger economy helped improve home prices for the year. Higher home prices increase the performance of the Fund's RMBS exposure in a number of ways, including better recoveries on defaulted loans, decreased loan delinquency and increased prepayments. Prior to October 2011, most investors expected a further 5% to 10% decline in home prices. Instead, we saw price increases handily beating expectations during the spring home buying season. While these gains will likely slip as winter approaches, we expect the year to end with a small net gain, which should help mark an official bottom for the housing market.

In our last report, we posted positive returns in securitized products on improving forecasts for collateral performance and lower required yields from investors. These dynamics remain intact as the 2012 calendar year comes to a close. With a contraction in the premium for risk, we remain focused on stability and income. We believe bonds with these characteristics will be the first choice for more conventional investors expanding their allocation to MBS. In addition, we will add securities which we believe will benefit the most from a housing recovery. For these reasons, we continue to emphasize various types of private label RMBS and CMBS.

PERFORMANCE ANALYSIS

For the 12 months ended October 31, 2012, the Fund had a total return1 of 8.30% based on net asset value ("NAV"). For the period, the Fund traded from a premium to NAV of 2.71% to a premium to NAV of 6.09%, resulting in a total return1 of 11.86%, based on market price. During the period, the Fund's benchmark, the Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index, returned 3.56%. The Fund's outperformance relative to the benchmark is attributed to the Fund's allocation to non-agency MBS which are not included in the benchmark. The Fund's allocation to non-agency MBS has had returns substantially greater than agency MBS.

Over the course of the period, the primary purchases for the Fund were investment grade fixed-coupon CMBS and hybrid coupon non-agency RMBS. We swapped a portion of the Fund's exposure to agency MBS derivatives as we repositioned to reduce prepayment risk as interest rates fell. The purchases were funded with existing cash, repaid principal on existing holdings and sales. Net of sales, we added approximately $10.2 million in senior non-Agency RMBS, $7.1 million in senior CMBS and $2.4 million of agency derivatives to the Fund's portfolio.

-----------------------

1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

With the portfolio close to the limit of below "A" grade allocation, we mostly purchased bonds above the "A" grade during the past six months. In seeking bonds with stable yield profiles, a sector we find particularly attractive is senior prime RMBS and super-senior RMBS backed by Option-ARM loans.

We also prefer the most senior bonds in CMBS purchases as these bonds tend to have considerable credit enhancement to avoid losses, and consequently have high investment-grade ratings. When spreads on these bonds widen, we see an opportunity to pick up spread to Agencies with more price upside potential. Manufactured housing is similarly remote from principal loss and with higher spreads, although it is slower to find price appreciation in an improving market.

As of October 31, 2012, the Fund's leverage was relatively low at approximately 24.30% of Managed Assets given that the Fund may utilize leverage in an amount up to 33.33% of Managed Assets. Leverage contributed positively to the Fund's performance during the reporting period. Where our overall budget for risk warrants it and when the return opportunities are compelling, we are likely to increase leverage in an attempt to improve returns. In periods of stability, this may be an especially important tool. Please note that the Fund's benchmark does not utilize leverage.

An important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of reverse repurchase agreements. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2012

    PRINCIPAL                                                         STATED        STATED
      VALUE                        DESCRIPTION                        COUPON       MATURITY          VALUE
----------------  ----------------------------------------------    ----------   ------------   --------------
MORTGAGE-BACKED SECURITIES - 86.1%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 57.7%
                  Adjustable Rate Mortgage Trust
$        231,912     Series 2004-5, Class 1A1 (a)...............       3.13%       04/25/35     $      228,561
                  Banc of America Mortgage Securities
         106,185     Series 2002-L, Class 1A1 (a)...............       2.78%       12/25/32             96,455
       1,436,970     Series 2007-1, Class 1A26..................       6.00%       03/25/37          1,351,845
                  Bear Stearns Adjustable Rate Mortgage Trust
       1,039,128     Series 2004-9, Class 12A3 (a)..............       3.08%       11/25/34          1,034,036
                  Countrywide Alternative Loan Trust
          48,624     Series 2004-14T2, Class A6.................       5.50%       08/25/34             48,651
         879,421     Series 2006-41CB, Class 2A17...............       6.00%       01/25/37            683,608
         106,070     Series 2007-11T1, Class A37 (b)............      38.76%       05/25/37            209,417
                  Countrywide Home Loan Mortgage Pass
                       Through Trust
       1,017,858     Series 2006-21, Class A8...................       5.75%       02/25/37            897,318
         122,810     Series 2007-15, Class 2A2..................       6.50%       09/25/37            102,166
                  Countrywide Home Loans
         281,859     Series 2004-HYB1, Class 2A (a).............       2.88%       05/20/34            278,173
                  Credit Suisse First Boston Mortgage
                       Securities Corp.
       1,963,981     Series 2004-AR2, Class 1A1 (a).............       2.93%       03/25/34          1,755,016
                  DSLA Mortgage Loan Trust 2007-Ar1
         626,461     Series 2007-AR1, Class 2A1A (a)............       0.35%       04/19/47            460,344
                  GMAC Mortgage Corporation Loan Trust
         336,906     Series 2004-AR1, Class 22A (a).............       3.62%       06/25/34            331,403
                  GSAMP Trust
         913,435     Series 2007-HE1, Class A2B.................       0.31%       03/25/47            686,455
         144,681     Series 2007-NC1, Class A2A.................       0.26%       12/25/46             64,638
         279,967     Series 2007-NC1, Class A2B.................       0.31%       12/25/46            125,085
       3,118,935     Series 2007-NC1, Class A2C.................       0.36%       12/25/46          1,390,452
                  Harborview Mortgage Loan Trust
         279,410     Series 2004-1, Class 2A (a)................       2.86%       04/19/34            278,038
       1,096,768     Series 2004-6, Class 3A1 (a)...............       3.01%       08/19/34            971,223
                  JP Morgan Mortgage Trust
       2,516,588     Series 2005-ALT1, Class 4A1 (a)............       5.21%       10/25/35          2,196,104
         924,984     Series 2006-A2, Class 4A1 (a)..............       3.01%       08/25/34            937,359
                  JP Morgan Re-REMIC
       2,196,488     Series 2009-7, Class 12A1 (a) (c) (d)......       6.25%       01/27/37          2,271,304
                  Lavendar Trust
       1,270,482     Series 2010-RR2A, Class A4 (e).............       6.25%       10/26/36            763,260
                  MASTR Asset Securitization Trust
         275,238     Series 2006-HE5, Class A2..................       0.31%       11/25/36            141,577
       1,415,513     Series 2006-HE5, Class A3..................       0.37%       11/25/36            735,643
       1,952,545     Series 2006-NC2, Class A3..................       0.32%       08/25/36            866,180
         891,243     Series 2006-NC2, Class A5..................       0.45%       08/25/36            405,603
       1,039,052     Series 2006-2, Class 1A10 (a)..............       6.00%       06/25/36            979,081
                  Mellon Residential Funding Corp.
         488,953     Series 2001-TBC1, Class A1 (a).............       0.91%       11/15/31            478,822
                  Morgan Stanley Capital, Inc.
         437,570     Series 2005-HE6, Class A2C (a).............       0.53%       11/25/35            423,573


Page 6                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012


    PRINCIPAL                                                         STATED        STATED
      VALUE                        DESCRIPTION                        COUPON       MATURITY          VALUE
----------------  ----------------------------------------------    ----------   ------------   --------------
MORTGAGE-BACKED SECURITIES - (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS - (Continued)
                  Morgan Stanley Mortgage Loan Trust
$        228,464     Series 2004-7AR, Class 2A6 (a).............       2.78%       09/25/34     $      225,728
                  Nationstar Home Equity Loan Trust
       1,731,000     Series 2006-B, Class AV4...................       0.49%       09/25/36          1,270,182
                  Natixis Real Estate Capital Trust
       1,322,928     Series 2007-HE2, Class A1..................       0.34%       07/25/37            391,240
       1,394,563     Series 2007-HE2, Class A2..................       0.46%       07/25/37            423,366
         139,364     Series 2007-HE2, Class A3..................       0.51%       07/25/37             42,764
         286,112     Series 2007-HE2, Class A4..................       0.61%       07/25/37             89,664
                  Option One Mortgage Loan Trust
         363,000     Series 2005-4, Class M1 (a)................       0.65%       11/25/35            300,825
                  Park Place Securities, Inc.
         637,635     Series 2004-MHQ1, Class M1 (a).............       0.91%       12/25/34            635,494
                  Provident Funding Mortgage Loan Trust
         386,777     Series 2005-1, Class 1A1 (a)...............       2.97%       05/25/35            384,041
                  Residential Accredit Loans, Inc.
       1,044,514     Series 2004-QS2, Class CB..................       5.75%       02/25/34          1,056,921
                  Residential Funding Mortgage Securities I
         379,149     Series 2005-S5, Class A5...................       5.25%       07/25/35            384,381
                  Securitized Asset Backed Receivables LLC
       1,349,308     Series 2007-BR2, Class A2..................       0.44%       02/25/37            563,548
                  Thornburg Mortgage Securities Trust
       1,273,965     Series 2004-3, Class A (a).................       0.95%       09/25/44          1,250,191
                  Wachovia Mortgage Loan Trust, LLC
         875,827     Series 2006-A, Class 3A1 (a)...............       3.14%       05/20/36            830,113
                  WaMu Mortgage Pass Through Certificates
       1,229,639     Series 2004-AR10, Class A1B (a)............       0.67%       07/25/44          1,145,453
       1,537,168     Series 2005-AR11, Class A1A (a)............       0.53%       08/25/45          1,405,914
       1,709,585     Series 2005-AR19, Class A1A2 (a)...........       0.50%       12/25/45          1,556,412
         791,801     Series 2005-AR9, Class A1A (a).............       0.53%       07/25/45            750,478
       1,428,290     Series 2006-AR5, Class A1A (a).............       1.14%       06/25/46          1,110,039
         730,956     Series 2007-OA1, Class A1A (a).............       0.85%       02/25/47            505,663
                  Washington Mutual Alternative Mortgage
                       Pass-Through Certificates
          64,339     Series 2007-5, Class A11 (b)...............      38.22%       06/25/37            114,555
                  Washington Mutual MSC Mortgage Pass-Through
         612,369     Series 2004-RA1, Class 2A..................       7.00%       03/25/34            648,478
                  Wells Fargo Mortgage Backed Securities Trust
       1,120,104     Series 2004-A, Class A1 (a)................       4.88%       02/25/34          1,158,728
         531,867     Series 2005-AR16, Class 1A1 (a)............       2.75%       08/25/33            548,468
         495,000     Series 2006-AR1, Class 2A5 (a).............       5.36%       03/25/36            491,674
       1,408,401     Series 2006-AR10, Class 5A2 (a)............       2.61%       07/25/36          1,214,491
       1,575,966     Series 2007-10, Class 1A18.................       6.00%       07/25/37          1,586,517
       1,096,321     Series 2007-16, Class 1A1..................       6.00%       12/28/37          1,132,615
         920,137     Series 2007-2, Class 1A13..................       6.00%       03/25/37            865,008
         232,084     Series 2007-8, Class 2A2...................       6.00%       07/25/37            229,929
                                                                                                --------------
                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS................................        43,504,270
                                                                                                --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012


    PRINCIPAL                                                         STATED        STATED
      VALUE                        DESCRIPTION                        COUPON       MATURITY          VALUE
----------------  ----------------------------------------------    ----------   ------------   --------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 28.4%
                  Banc of America Commercial Mortgage
                       Trust 2006-6
$      1,000,000     Series 2006-6, Class AJ....................       5.42%       10/10/45     $      810,127
                  Banc of America Merrill Lynch Commercial
                       Mortgage, Inc.
       1,000,000     Series 2006-6, Class A4....................       5.36%       10/10/45          1,153,888
       1,000,000     Series 2007-2, Class A4 (a) (d)............       5.63%       04/10/49          1,169,942
                  Citigroup/Deutsche Bank Commercial
                       Mortgage Trust
       1,000,000     Series 2007-CD4, Class A4..................       5.32%       12/11/49          1,154,779
                  Credit Suisse Mortgage Capital Certificates
         820,000     Series 2007-C2, Class A3 (a)...............       5.54%       01/15/49            931,580
                  Greenwich Capital Commercial Funding Corp.....
       2,980,000     Series 2007-GG11, Class A4 (d).............       5.74%       12/10/49          3,530,629
       1,000,000     Series 2007-GG9, Class A4 (d)..............       5.44%       03/10/39          1,158,197
                  GS Mortgage Securities Corp II
       1,000,000     Series 2007-GG10, Class A4 (a).............       5.79%       08/10/45          1,153,968
                  JP Morgan Chase Commercial Mortgage
                       Securities Corp.
         905,000     Series 2007-CB18, Class A4.................       5.44%       06/12/47          1,052,061
       1,500,000     Series 2007-LD12, Class A4.................       5.88%       02/15/51          1,784,057
                  LB-UBS Commercial Mortgage Trust
       1,200,000     Series 2007-C7, Class A3 (a) (d)...........       5.87%       09/15/45          1,447,679
                  Merrill Lynch/Countrywide Commercial
                       Mortgage Trust
       1,200,000     Series 2007-7, Class A4 (a) (d)............       5.73%       06/12/50          1,378,415
                  Wachovia Bank Commercial Mortgage Trust
       1,000,000     Series 2007-C30, Class A5 (d)..............       5.34%       12/15/43          1,153,523
       1,000,000     Series 2007-C31, Class A4..................       5.51%       04/15/47          1,163,079
       1,000,000     Series 2007-C32, Class A3 (a)..............       5.75%       06/15/49          1,154,993
       1,000,000     Series 2007-C33, Class A4 (a)..............       5.92%       02/15/51          1,194,285
                                                                                                --------------
                  TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES..............................         21,391,202
                                                                                                --------------
                  TOTAL MORTGAGE-BACKED SECURITIES.........................................         64,895,472
                  (Cost $61,056,791)                                                            --------------


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 47.2%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 18.9%
                  Federal Home Loan Mortgage Corp.
         422,000     Series 2641, Class SC (b)..................      13.47%       07/15/33            434,954
       4,202,859     Series 2807, Class SB, IO (b)..............       7.24%       11/15/33            597,080
         272,763     Series 3069, Class LI, IO..................       5.50%       08/15/32              4,408
         134,831     Series 3195, Class SX (b)..................      44.76%       07/15/36            213,315
       1,358,774     Series 3562, Class KI, IO..................       4.50%       11/15/22             60,188
       1,151,739     Series 3593, Class IP, IO..................       5.00%       06/15/36             44,812
       5,830,629     Series 3619, Class EI, IO..................       4.50%       05/15/24            438,633
       3,907,913     Series 3692, Class PS, IO (b)..............       6.39%       05/15/38            425,603
         999,009     Series 3702, Class SK (b)..................      14.06%       08/15/40          1,037,265
       8,395,333     Series 3726, Class KI, IO..................       3.50%       04/15/25            618,960
       4,574,482     Series 3870, Class WS, IO (b)..............       6.39%       06/15/31            697,972


Page 8                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012


    PRINCIPAL                                                         STATED        STATED
      VALUE                        DESCRIPTION                        COUPON       MATURITY          VALUE
----------------  ----------------------------------------------    ----------   ------------   --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS - (Continued)
$      2,944,008  Federal Home Loan Mortgage Corp., STRIP
                     Series 232, Class IO, IO...................       5.00%       08/01/35     $      412,708
                  Federal National Mortgage Association
       2,036,201     Series 2005-122, Class SN (b)..............      27.76%       01/25/36          3,181,091
         196,320     Series 2005-91, Class SH (b)...............      23.06%       05/25/33            218,514
       1,360,055     Series 2008-50, Class AI, IO...............       5.50%       06/25/23             72,444
       5,472,560     Series 2010-103, Class ID, IO..............       5.00%       09/25/40          1,005,372
       8,529,523     Series 2010-139, Class KI, IO..............       1.09%       12/25/40            499,376
       2,902,184     Series 2010-142, Class PS, IO (b)..........       5.84%       05/25/40            281,768
       2,246,906     Series 2010-145, Class TI, IO..............       3.50%       12/25/20            159,986
       6,961,341     Series 2010-40, Class MI, IO...............       4.50%       08/25/24            452,909
                  Federal National Mortgage Association, STRIP..
       3,269,612     Series 360, Class 2, IO....................       5.00%       08/01/35            446,267
       5,281,304     Series 406, Class 6, IO (a)................       4.00%       01/25/41            524,367
                  Government National Mortgage Association
       2,256,022     Series 2009-65, Class NJ, IO...............       5.50%       07/20/39            265,686
       4,798,330     Series 2010-115, Class IQ, IO..............       4.50%       11/20/38            657,871
       3,740,877     Series 2011-69, Class CI, IO...............       5.00%       03/20/36            268,087
      12,142,656     Series 2011-131, Class EI, IO..............       4.50%       08/20/39          1,228,377
                                                                                                --------------
                                                                                                    14,248,013
                                                                                                --------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.1%
                  Government National Mortgage Association
       9,076,172     Series 2012-100, Class IO, IO (d)..........       0.89%       08/16/52            670,135
      12,226,622     Series 2012-70, Class IO, IO (d)...........       0.96%       08/16/52            842,995
       7,562,952     Series 2012-78, Class IO, IO (d)...........       1.05%       06/16/52            586,843
       2,692,881     Series 2012-95, Class IO, IO (d)...........       1.05%       02/16/53            248,402
                                                                                                --------------
                   TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES..............................         2,348,375
                                                                                                --------------
                  PASS-THROUGH SECURITIES - 25.2%
                  Fannie Mae REMICs
       1,815,864     Series 2005-83, Class LZ (d)...............       5.50%       10/25/35          1,923,218
         356,144     Series 2010-110, Class WG (d)..............       5.50%       09/25/40            356,762
                  Federal Home Loan Mortgage Corp.
       5,000,000     Gold Pool..................................       3.50%       11/01/42          5,316,406
       2,479,770     Pool A94738 (d)............................       4.50%       11/01/40          2,665,297
       1,291,801     Pool K36017 (d)............................       5.00%       09/01/47          1,388,912
                  Federal National Mortgage Association
       3,202,900     Pool 831145 (d)............................       6.00%       12/01/35          3,614,095
       3,330,188     Pool 843971 (d)............................       6.00%       11/01/35          3,771,255
                                                                                                --------------
                                                                                                    19,035,945
                                                                                                --------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES..................         35,632,333
                  (Cost $36,555,158)                                                            --------------



                        See Notes to Financial Statements                 Page 9

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012


    PRINCIPAL                                                         STATED        STATED
      VALUE                        DESCRIPTION                        COUPON       MATURITY          VALUE
----------------  ----------------------------------------------    ----------   ------------   --------------
ASSET-BACKED SECURITIES - 0.50%

                  Green Tree Financial Corp.
$        105,324     Series 1997-2, Class A6 (a)................       7.24%       06/15/28     $      113,136
         117,851     Series 1997-3, Class A6....................       7.32%       03/15/28            130,147
         146,283     Series 1997-7, Class A6....................       6.76%       07/15/28            157,226
                                                                                                --------------
                  TOTAL ASSET-BACKED SECURITIES............................................            400,509
                  (Cost $389,892)                                                               --------------
                  TOTAL INVESTMENTS - 133.8%...............................................        100,928,314
                  (Cost $98,001,841) (f)                                                        --------------

    PRINCIPAL
      VALUE                                        DESCRIPTION                                      AMOUNT
----------------  ---------------------------------------------------------------------------   --------------

REVERSE REPURCHASE AGREEMENTS - (32.2%)

      (2,168,000) With JP Morgan 0.72% dated 10/01/12, to be repurchased at
                     $2,169,344 on 11/01/12.................................................        (2,168,000)
        (702,000) With JP Morgan 1.07% dated 10/05/12, to be repurchased at
                     $702,646 on 11/05/12...................................................          (702,000)
      (1,773,000) With JP Morgan 1.72% dated 10/05/12, to be repurchased at
                     $1,775,624 on 11/05/12.................................................        (1,773,000)
      (5,758,500) With Credit Suisse 1.55% dated 10/09/12, to be repurchased at
                     $5,766,186 on 11/09/12.................................................        (5,758,500)
      (1,863,675) With Credit Suisse 1.55% dated 10/23/12, to be repurchased at
                     $1,865,039 on 11/09/12 ................................................        (1,863,675)
        (700,000) With JP Morgan 1.06% dated 10/11/12, to be repurchased at
                     $700,683 on 11/13/12...................................................          (700,000)
        (495,000) With JP Morgan 1.06% dated 10/25/12, to be repurchased at
                     $495,467 on 11/26/12...................................................          (495,000)
      (6,953,000) With JP Morgan 0.45% dated 10/12/12, to be repurchased at
                     $6,958,302 on 12/12/12.................................................        (6,953,000)
      (3,847,000) With JP Morgan 0.46% dated 10/17/12, to be repurchased at
                     $3,849,999 on 12/17/12.................................................        (3,847,000)
                                                                                                --------------
                   TOTAL REVERSE REPURCHASE AGREEMENTS......................................       (24,260,175)

                   NET OTHER ASSETS AND LIABILITIES - (1.6%)................................        (1,229,522)
                                                                                                --------------
                   NET ASSETS - 100.0%......................................................    $   75,438,617
                                                                                                ==============



Page 10                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012


(a) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2012.

(b) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at October 31, 2012.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund does not have the right to demand that this security be registered. This security is valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A in the Notes to Financial Statements) and is not expressed as a discount to the carrying value of a comparable unrestricted security. This security was acquired on September 9, 2009, has a current carrying cost of $2,175,609, a carrying value per share of $1.03 and represents 3.01% of net assets.

(d) This security or a portion of this security is segregated as collateral for reverse repurchase agreements.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2012, securities noted as such amounted to $763,260, or 1.01% of net assets.

(f) Aggregate cost for federal income tax purposes is $100,200,348. As of October 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,599,854 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,871,888.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

STRIP Separate Trading of Registered Interest and Principal of Securities


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                      ASSETS TABLE

                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL            LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        10/31/2012         PRICES          INPUTS           INPUTS
                                                      --------------   --------------   --------------   --------------
Mortgage-Backed Securities..........................  $   55,575,923   $           --   $   55,575,923   $           --
U.S. Government Agency Mortgage-Backed Securities...      35,632,333               --       35,632,333               --
Asset-Backed Securities.............................       9,720,058               --        9,720,058               --
                                                      --------------   --------------   --------------   --------------
TOTAL...............................................  $  100,928,314   $           --   $  100,928,314   $           --
                                                      ==============   ==============   ==============   ==============


                                                   LIABILITIES TABLE
                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL            LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE       UNOBSERVABLE
                                                        10/31/2012         PRICES          INPUTS            INPUTS
                                                      --------------   --------------   --------------   --------------
Reverse Repurchase Agreements.......................  $  (24,260,175)  $           --   $  (24,260,175)  $           --
                                                      ==============   ==============   ==============   ==============


All transfers in and out of the Levels during the period are assumed to be on the last day of the period at their current value. There were no transfers between Levels at October 31, 2012.


                        See Notes to Financial Statements                Page 11

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2012

ASSETS:
Investments, at value
   (Cost $98,001,841)..........................................................................   $ 100,928,314
Cash...........................................................................................       3,090,044
Restricted cash................................................................................         867,000
Prepaid expenses...............................................................................         123,516
Interest receivable............................................................................         610,573
                                                                                                  -------------
   Total Assets................................................................................     105,619,447
                                                                                                  -------------
LIABILITIES:
Reverse repurchase agreements..................................................................      24,260,175
Payables:......................................................................................
   Investment securities purchased.............................................................       5,726,985
   Investment advisory fees....................................................................          83,243
   Audit and tax fees..........................................................................          47,836
   Printing fees...............................................................................          15,474
   Interest on reverse repurchase agreements...................................................          13,629
   Administrative fees.........................................................................           7,500
   Legal fees..................................................................................           6,308
   Transfer agent fees.........................................................................           4,871
   Custodian fees..............................................................................           4,092
   Trustees' fees and expenses.................................................................           1,660
   Financial reporting fees....................................................................             771
Other liabilities..............................................................................           8,286
                                                                                                  -------------
   Total liabilities...........................................................................      30,180,830
                                                                                                  -------------
   NET ASSETS..................................................................................   $  75,438,617
                                                                                                  =============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................   $  79,323,130
Par value......................................................................................          42,111
Accumulated net investment income (loss).......................................................      (1,191,667)
Accumulated net realized gain (loss) on investments............................................      (5,661,430)
Net unrealized appreciation (depreciation) on investments......................................       2,926,473
                                                                                                  -------------
NET ASSETS.....................................................................................   $  75,438,617
                                                                                                  =============
NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share)...............   $       17.91
                                                                                                  =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....       4,211,129
                                                                                                  =============


Page 12                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2012

INVESTMENT INCOME:
Interest.......................................................................................   $   7,102,116
                                                                                                  -------------
   Total investment income.....................................................................       7,102,116
                                                                                                  -------------
EXPENSES:
Investment advisory fees.......................................................................         949,581
Excise tax expense.............................................................................         229,244
Interest expense on reverse repurchase agreements..............................................         198,703
Administrative fees............................................................................          89,997
At the market offering costs...................................................................          65,893
Audit and tax fees.............................................................................          48,635
Transfer agent fees............................................................................          41,801
Printing fees..................................................................................          41,361
Trustees' fees and expenses....................................................................          22,859
Legal fees.....................................................................................          19,858
Custodian fees.................................................................................          15,618
Financial reporting fees.......................................................................           9,250
Other..........................................................................................          66,537
                                                                                                  -------------
   Total expenses..............................................................................       1,799,337
                                                                                                  -------------
NET INVESTMENT INCOME..........................................................................      5,302,779
                                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):.......................................................
   Net realized gain (loss) on investments.....................................................      (1,903,304)
   Net change in unrealized appreciation (depreciation) on investments.........................       2,616,211
                                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         712,907
                                                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................    $  6,015,686
                                                                                                  =============


                        See Notes to Financial Statements                Page 13

FIRST TRUST MORTGAGE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          10/31/2012      10/31/2011
                                                                                        -------------   -------------
OPERATIONS:
Net investment income (loss).......................................................     $   5,302,779   $   6,873,389
Net realized gain (loss)...........................................................        (1,903,304)      1,524,527
Net change in unrealized appreciation (depreciation)...............................         2,616,211      (4,901,731)
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from operations....................         6,015,686       3,496,185
                                                                                        -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (8,321,681)     (8,244,891)
Net realized gain..................................................................                --              --
Return of capital..................................................................                --              --
                                                                                        -------------   -------------
Total distributions to shareholders................................................        (8,321,681)     (8,244,891)
                                                                                        -------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings...................         2,403,089              --
Proceeds from Common Shares reinvested.............................................           327,282         268,427
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from capital transactions..........         2,730,371         268,427
                                                                                        -------------   -------------
Total increase (decrease) in net assets............................................           424,376      (4,480,279)

NET ASSETS:
Beginning of period................................................................        75,014,241      79,494,520
                                                                                        -------------   -------------
End of period......................................................................     $  75,438,617   $  75,014,241
                                                                                        =============   =============
Accumulated net investment income (loss) at end of period..........................     $  (1,191,667)  $   3,958,078
                                                                                        =============   =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................         4,070,832       4,056,945
Common Shares sold through at the market offerings.................................           122,655              --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........            17,642          13,887
                                                                                        -------------   -------------
Common Shares at end of period.....................................................         4,211,129       4,070,832
                                                                                        =============   =============



Page 14                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...................     $   6,015,686
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments.....................................................       (47,642,447)
      Sales, maturities and paydowns on investments................................        43,446,845
      Net amortization/accretion of premiums/discounts on investments..............         3,543,813
      Net realized gain/loss on investments........................................         1,903,304
      Net change in unrealized appreciation/depreciation on investments............        (2,616,211)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable..............................................           191,767
      Increase in prepaid expenses.................................................          (115,358)
      Increase in restricted cash..................................................          (377,000)
      Decrease in interest payable on reverse repurchase agreements................            (5,729)
      Increase in investment advisory fees payable.................................               333
      Increase in audit and tax fees payable.......................................             2,652
      Increase in legal fees payable...............................................             4,332
      Increase in printing fees payable............................................             3,872
      Increase in custodian fees payable...........................................               207
      Increase in transfer agent fees payable......................................             1,165
      Decrease in Trustees' fees and expenses payable..............................            (1,632)
      Increase in other liabilities payable........................................             4,364
                                                                                        -------------

      CASH PROVIDED BY OPERATING ACTIVITIES........................................                     $   4,359,963
                                                                                                        -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares sold...............................................         2,403,089
      Proceeds of Common Shares reinvested.........................................           327,282
      Distributions to Common Shareholders from net investment income..............        (8,321,681)
      Repurchases of reverse repurchase agreements.................................      (112,000,350)
      Reverse repurchase agreements borrowings.....................................       113,266,775
                                                                                        -------------

CASH USED BY FINANCING ACTIVITIES..................................................                        (4,324,885)
                                                                                                        -------------
Increase in cash...................................................................                            35,078
Cash at beginning of period........................................................                         3,054,966
                                                                                                        -------------
CASH AT END OF PERIOD..............................................................                     $   3,090,044
                                                                                                        =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest...........................................                     $     204,432
                                                                                                        =============


                        See Notes to Financial Statements                Page 15

FIRST TRUST MORTGAGE INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                  10/31/2012     10/31/2011 (b)   10/31/2010 (a)     10/31/2009       10/31/2008
                                                --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period........    $        18.43   $        19.59   $        19.63   $        18.03   $        18.66
                                                --------------   --------------   --------------   --------------   --------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................              1.28             1.69             2.06             1.57             1.49
Net realized and unrealized gain (loss).....              0.17            (0.82)           (0.45)            1.40            (1.00)
                                                --------------   --------------   --------------   --------------   --------------
Total from investment operations............              1.45             0.87             1.61             2.97             0.49
                                                --------------   --------------   --------------   --------------   --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................             (2.03)           (2.03)           (1.65)           (1.37)           (1.12)
                                                --------------   --------------   --------------   --------------   --------------
Total from distributions....................             (2.03)           (2.03)           (1.65)           (1.37)           (1.12)
                                                --------------   --------------   --------------   --------------   --------------
Premium from shares sold in at the market
   offering.................................              0.06               --               --               --               --
                                                --------------   --------------   --------------   --------------   --------------
Net asset value, end of period..............    $        17.91   $        18.43   $        19.59   $        19.63   $        18.03
                                                ==============   ==============   ==============   ==============   ==============
Market value, end of period.................    $        19.00   $        18.94   $        20.70   $        17.91   $        15.71
                                                ==============   ==============   ==============   ==============   ==============
TOTAL RETURN BASED ON NET ASSET VALUE (c)...              8.30%            4.60%            9.01%           18.21%            3.38%
                                                ==============   ==============   ==============   ==============   ==============
TOTAL RETURN BASED ON MARKET VALUE (c)......             11.86%            1.68%           26.18%           23.91%            2.94%
                                                ==============   ==============   ==============   ==============   ==============

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........    $       75,439   $       75,014   $       79,495   $       79,462   $       72,956
Ratio of total expenses to average
   net assets ..............................              2.47%            2.23%            2.00%            2.07%            2.69%
Ratio of total expenses to average net
   assets excluding interest expense........              2.20%            2.14%            1.95%            1.99%            1.83%
Ratio of net investment income (loss) to
  average net assets........................              7.28%            8.74%           10.50%            9.01%            7.93%
Portfolio turnover rate.....................                52%              47%              36%              39%              10%


--------------------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new investment sub-advisory agreement with Fixed Income Discount Advisory Company ("FIDAC"), and on December 6, 2010, the Fund's shareholders voted to approve both agreements.

(b) Effective April 29, 2011, the Fund's Board of Trustees approved Brookfield Investment Management Inc. ("Brookfield") as the investment sub-advisor to the Fund, replacing FIDAC. The Fund's shareholders approved the investment sub-advisory agreement with Brookfield on July 25, 2011.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.


Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2012


                              1. FUND DESCRIPTION

First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing primarily in mortgage-backed securities that, in the opinion of Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors. Please refer to
Note 8 - Subsequent Events for a change in certain Fund investment strategies.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1) benchmark yields;

            2) reported trades;

            3) broker/dealer quotes;

            4) issuer spreads;

            5) benchmark securities;

            6) bids and offers; and

            7) reference data including market research publications.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

            1) the fundamental business data relating to the issuer;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2012

            3) the type, size and cost of a security;

            4) the financial statements of the issuer;

            5) the credit quality and cash flow of the issuer, based on the
               Sub-Advisor's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

            8) the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

           11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

           12) other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2012, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2012, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2012


C. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back to the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Information for the year ended October 31, 2012:

   Maximum amount outstanding during the period ..................   $24,261,775
   Average amount outstanding during the period* .................   $22,156,588
   Average Common Shares outstanding during the period ...........     4,106,189
   Average debt per Common Share outstanding during the period ...         $5.40

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2012.

During the year ended October 31, 2012, the interest rates ranged from 0.31% to 1.97%, with a weighted average interest rate of 0.87%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $198,703.

D. INVERSE FLOATING-RATE SECURITIES:

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio. These securities are identified on the Portfolio of Investments.

E. STRIPPED MORTGAGE-BACKED SECURITIES:

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only ("IO Security") and all of the principal is distributed to holders of another type of security known as a principal-only or PO security. These securities, if any, are identified on the Portfolio of Investments.

F. INTEREST-ONLY SECURITIES:

An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2012, primarily as a result of differing book/tax treatment on recognition of amortization/accretion on portfolio holdings, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $2,130,843, an increase in accumulated net realized gain (loss) on investments by $2,451,050 and a decrease to paid-in capital of $320,207. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2012


The tax character of distributions paid during the fiscal year ended October 31, 2012 and October 31, 2011 was as follows:

Distributions paid from:                             2012           2011
Ordinary income.................................  $ 8,321,681   $ 8,244,891
Capital gain....................................           --             --
Return of capital...............................           --             --

As of October 31, 2012, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $ 1,006,840
Undistributed capital gains.....................           --
                                                  -----------
Total undistributed earnings....................    1,006,840
Accumulated capital and other losses............   (5,661,430)
Net unrealized appreciation (depreciation)......      727,966
                                                  -----------
Total accumulated earnings (losses).............   (3,926,624)
Other...........................................           --
Paid-in capital.................................   79,365,241
                                                  -----------
Net assets......................................  $75,438,617
                                                  ===========

H. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2012, the Fund had pre-enactment net capital losses for federal income tax purposes of $5,661,430 expiring as follows:

                EXPIRATION DATE             AMOUNT
                October 31, 2014       $ 2,311,558
                October 31, 2017       $ 1,927,985
                October 31, 2018       $ 1,421,887

During the taxable year ended October 31, 2012, the Fund utilized pre-enactment capital loss carryforwards in the amount of $620,694.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2010, 2011, and 2012 remain open to federal and state audit. As of October 31, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. ACCOUNTING PRONOUNCEMENT:

In April 2011, the Financial Accounting Standards Board ("FASB") released Accounting Standards Update ("ASU") No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements." This ASU amends FASB Accounting Standards Codification ("ASC") Topic 860, "Transfers and Servicing"; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowing with commitments. This ASU is effective for fiscal years and interim periods beginning on or after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2012


In May 2011, the FASB issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2012 were $14,785,971 and $38,575,278, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2012 were $15,938,055 and $30,499,271, respectively.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2012


                            5. COMMON SHARE OFFERING

On June 21, 2012, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund has used the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Transactions for the year ended October 31, 2012 related to offerings under such sales agreement are as follows:


      Common                                                 Net Proceeds
      Shares       Net Proceeds     Net Asset Value           Received in
       Sold          Received        of Shares Sold    Excess of Net Asset Value
     ---------    --------------    ---------------    -------------------------
      122,655     $    2,403,089    $     2,163,307         $       239,782

Additionally, offering costs of $182,203 related to this offering have been recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the Fund sells 1,000,000 Common Shares related to this offering.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Sub-Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, IO securities and PO securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2012


LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On October 22, 2012, the Fund declared a dividend of $0.14 per share to Common Shareholders of record on November 5, 2012, payable November 15, 2012. This is a decrease from the prior month's distribution paid on October 15, 2012, of $0.16 per share.

On November 20, 2012, the Fund declared a dividend of $0.14 per share to Common Shareholders of record on December 5, 2012, payable December 10, 2012.

On December 20, 2012, the Fund declared a dividend of $0.14 per share to Common Shareholders of record on December 31, 2012, payable January 15, 2013.

CHANGE IN CERTAIN INVESTMENT STRATEGIES

On December 10, 2012, the Fund's Board of Trustees approved a change to certain of the Fund's investment strategies. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. As such, on or about March 8, 2013, the following Fund investment strategy will become effective:

      o The Fund may invest up to 10% of its Managed Assets in Other MBS (as defined in the Fund's Prospectus) and ABS securities, including non-mortgage ABS securities.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST MORTGAGE INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Mortgage Income Fund ("the Fund"), including the portfolio of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Mortgage Income Fund as of October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 24, 2012

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2012 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

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ADDITIONAL INFORMATION - (CONTINUED)
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                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2012 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 8, 2012, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2012, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund was held on April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Thomas R. Kadlec and Richard
E. Erickson were elected by the Common Shareholders of the First Trust Mortgage Income Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Kadlec was 3,627,290, the number of votes against was 46,868 and the number of abstentions was 401,919. The number of votes cast in favor of Mr. Erickson was 3,612,890, the number of votes against was 61,268 and the number of abstentions was 401,919. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

                              BOARD CONSIDERATIONS

The Board of Trustees of First Trust Mortgage Income Fund (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Brookfield Investment Management Inc. (the "Sub-Advisor"), at a meeting held on June 10-11, 2012. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to

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ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2012 (UNAUDITED)


comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor and the Sub-Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund. The Board also considered that the Advisory Agreement was approved by shareholders of the Fund at a meeting held in December 2010. The Board noted that shareholders had approved the Sub-Advisory Agreement at a meeting held on July 25, 2011, and that the Sub-Advisor had begun serving as such on April 29, 2011.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. The Board noted changes made to the Fund's portfolio by the Sub-Advisor subsequent to its taking over day-to-day management of the Fund's investments in April 2011. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other closed-end funds it manages, noting that the Fund's sub-advisory fee rate is lower than the fees charged by the Sub-Advisor to the other funds it manages. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of a peer group selected by Lipper and similar data for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included only two overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that
(i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them; (iii) most peer funds do not employ an advisor/sub-advisor management structure; and (iv) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of both the Lipper and Advisor peer groups.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the Lipper peer group, as well as to a larger peer universe and to a benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper peer group and Lipper peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 30, 2012 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period, noting that the Fund's premium/discount was generally indicative of the asset class and market events.

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ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2012 (UNAUDITED)


On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2011, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board noted the Sub-Advisor's expenses in providing investment services to the Fund and considered the Sub-Advisor's statement that it does not expect economies of scale to be present in connection with its provision of services to the Fund. The Board noted that the Sub-Advisor did not provide information with respect to the profitability of the Sub-Advisory Agreement to the Sub-Advisor; however, the Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board considered that the profitability analysis for the Advisor was more relevant. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not anticipate any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2012 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                THE FIRST TRUST          OTHER
    NAME, ADDRESS,               TERM OF OFFICE                                                  FUND COMPLEX       TRUSTEESHIPS OR
   DATE OF BIRTH AND              AND LENGTH OF                 PRINCIPAL OCCUPATIONS             OVERSEEN BY        DIRECTORSHIPS
POSITION WITH THE FUND             SERVICE (2)                   DURING PAST 5 YEARS                TRUSTEE         HELD BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee   o Three Year Term    Physician; President, Wheaton Orthopedics;         96        None
c/o First Trust Advisors L.P.                       Co-Owner and Co-Director (January 1996
120 East Liberty Drive,        o Since Fund         to May 2007), Sports Med Center for
  Suite 400                      Inception          Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                   Estate Limited Partnership; Member,
D.O.B.: 04/51                                       Sportsmed LLC

Thomas R. Kadlec, Trustee      o Three Year Term    President (March 2010 to Present), Senior          96        Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,        o Since Fund         (May 2007 to March 2010), Vice President                     Inc. and ADM
  Suite 400                      Inception          and Chief Financial Officer (1990 to May                     Investor Services
Wheaton, IL 60187                                   2007), ADM Investor Services, Inc. (Futures                  International
D.O.B.: 11/57                                       Commission Merchant)

Robert F. Keith, Trustee       o Three Year Term    President (2003 to Present), Hibs                  96        Director of
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                        Trust Company
120 East Liberty Drive,        o Since Fund         Consulting)                                                  of Illinois
  Suite 400                      Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee       o Three Year Term    President and Chief Executive Officer (June        96        Director of
c/o First Trust Advisors L.P.                       2012 to Present), Dew Learning LLC                           Covenant
120 East Liberty Drive,        o Since Fund         (Educational Products and Services); President               Transport Inc.
  Suite 400                      Inception          (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,    o Three Year Term    Chief Executive Officer (December 2010             96        None
Chairman of the Board                               to Present), President (until December
120 East Liberty Drive,        o Since Fund         2010), First Trust Advisors L.P. and First
  Suite 400                      Inception          Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                   Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)

-----------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Neil B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2012 (UNAUDITED)

     NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH              WITH FUND              LENGTH OF SERVICE                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley          President and Chief          o Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,    Executive Officer                                    and Chief Financial Officer, First Trust Advisors
   Suite 400                                          o Since January 2012    L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                             Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                 Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)

James M. Dykas           Treasurer, Chief Financial   o Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,    Officer and Chief                                    President (April 2007 to January 2011), Vice
   Suite 400             Accounting Officer           o Since January 2012    President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                                             Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

W. Scott Jardine         Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,    Legal Officer                                        Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                          o Since Fund Inception  (Software Development Company/Investment
Wheaton, IL 60187                                                             Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                 (Investment Advisor)

Daniel J. Lindquist      Vice President               o Indefinite Term       Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), First Trust Advisors L.P. and First Trust
   Suite 400                                          o Since Fund Inception  Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher          Assistant Secretary and      o Indefinite Term       Deputy General Counsel (May 2007 to Present)
120 E. Liberty Drive,    Chief Compliance Officer
   Suite 400                                          o Assistant Secretary
Wheaton, IL 60187                                       Since Fund Inception
D.O.B.: 12/66
                                                      o Chief Compliance
                                                        Officer since
                                                        January 2011

-----------------------
(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2012 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when youvisit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

   (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $40,000 for the fiscal year ended October 31, 2011 and $42,000 for the fiscal year ended October 31, 2012.

   (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2012.

       Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,000 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2012.

   (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2012. These fees were for tax return preparation.

       Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

   (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2012.

       All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2012.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in  each  of paragraphs (b) through
       (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                  (b)  0%

                  (c)  0%

                  (d)  0%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2011 were $5,200 for the Registrant and $3,720 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2012 were $0 for the Registrant and $6,600 for the Registrant's investment adviser.

   (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

   (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

   (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

   (b) Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                     BROOKFIELD INVESTMENT MANAGEMENT INC.
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                                   JULY 2010

          BROOKFIELD INVESTMENT MANAGEMENT INC. PORTFOLIO PROXY VOTING
                       POLICIES AND PROCEDURES JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A. PROXY VOTING COMMITTEE

BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines").

B. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

1. FIDUCIARY DUTY AND OBJECTIVE

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

2. PROXY VOTING AGENT

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

3. MATERIAL CONFLICTS OF INTEREST

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

      o BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

      o BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

      o BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management's recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

      o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

      o If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. CERTAIN FOREIGN SECURITIES

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. FUND BOARD REPORTING AND RECORDKEEPING

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the "Helios Funds") describing:

      o any issues arising under these Policies and Procedures since the last report to the Helios Funds' Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

      o any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds' Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

      o     these Policies and Procedures, as amended from time to time;

      o records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

      o records of written client requests for proxy voting information and any written responses of BIM to such requests; and

      o any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. AMENDMENTS TO THESE PROCEDURES

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E. PROXY VOTING GUIDELINES

Guidelines are available upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.

Information provided as of January 3, 2013.


Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $168 billion in assets under management as of September 30, 2012. The firm has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. They offer a range of public and private investment products and services. On behalf of their clients, Brookfield is also an active investor in the public securities markets.

Through their registered investment advisor, Brookfield Investment Management, their public market activities complement the firm's core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield maintains offices and investment teams in Toronto, Chicago, Boston and London.

Anthony Breaks, CFA, Director
Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team and has worked for the firm since May 2002. Mr. Breaks is one of four team leaders in mortgage-backed securities ("MBS") and asset-backed securities ("ABS") and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed securitized product vehicles, such as SIV, ABCP and CDOs for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

Chris Wu , Director
Mr. Wu is a Portfolio Manager on the Securitized Products Investment Team focusing on agency MBS. He has worked for the firm since March 2007 and is responsible for the firm's agency MBS exposures. He develops quantitative tools to formulate research and develop trading strategies for agency MBS exposures. Mr. Wu holds an MBA from New York University as well as a Master of Science degree in Computer Science from University of Saskatchewan. He also earned a Bachelor of Economics from Huazhong University of Science and Technology in China.

(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2012.


                                                                                                    # of Accounts     Total Assets
                                                                         Total                    Managed for which     for which
                                                                                                   Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                     Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
                                         -----------------

       1. Anthony Breaks          Registered Investment Companies:         1            $27M              0                $ 0
                                  --------------------------------
                                 Other Pooled Investment Vehicles:         0             $0               0                $ 0
                                 ---------------------------------
                                          Other Accounts:                  2           $446M              0                $ 0
                                          ---------------

          2. Chris Wu             Registered Investment Companies:         0            $ 0               0                $ 0
                                  --------------------------------
                                 Other Pooled Investment Vehicles:         0            $ 0               0                $ 0
                                 ---------------------------------
                                          Other Accounts:                  0            $ 0               0                $ 0
                                          ---------------

PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Brookfield Investment Management Inc. ("Brookfield") has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for it and the individuals that it employs. For example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2012.

The Fund's portfolio managers are compensated by the sub-advisor. Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company, Brookfield Asset Management Inc. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2012

                                      DOLLAR RANGE OF FUND
                                      SHARES BENEFICIALLY
             NAME                     OWNED

        Anthony Breaks                    $ 0
           Chris Wu                       $ 0


(B)    Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

   (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Mortgage Income Fund
                -----------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                           -----------------------------------------------------
                               Mark R. Bradley, President and
                               Chief Executive Officer
                               (principal executive officer)

Date  December 24, 2012
     ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                           -----------------------------------------------------
                               Mark R. Bradley, President and
                               Chief Executive Officer
                               (principal executive officer)

Date  December 24, 2012
     ----------------------

By (Signature and Title)*       /s/ James M. Dykas
                           -----------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  December 24, 2012
     ----------------------

* Print the name and title of each signing officer under his or her signature.